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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                February 5, 2001
                Date of Report (Date of earliest event reported)

                              --------------------

                              NEOTHERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                   000-28782                  93-0979187
----------------------------        ------------          ----------------------
(State or other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)          Identification Number)

          157 TECHNOLOGY DRIVE
           IRVINE, CALIFORNIA                                     92618
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(Address of principal executive offices)                        (Zip Code)

                                 (949) 788-6700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

On February 5, 2001, NeoTherapeutics, Inc. ("NeoTherapeutics") issued 1,627,756 shares of common stock to an institutional investor for aggregate consideration of $3,500,000. The shares were issued pursuant to an effective Registration Statement on Form S-3. The purchase price per share was determined on the basis of a negotiated discount to the market price. The foregoing description is qualified in its entirety by reference to the Stock Purchase Agreement, dated as of January 31, 2001, by and between the Registrant and Amro International S.A., a copy of which is attached hereto as Exhibit 10.1.

ITEM 7.  EXHIBITS

Exhibits
--------
  10.1 Stock Purchase Agreement dated as of January 31, 2001, by and between Registrant and Amro International S.A.

  99.1      Press Release dated February 15, 2001.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NEOTHERAPEUTICS, INC.


Date: February 15, 2001                    By: /s/ Samuel Gulko
                                               ---------------------------------
                                           Name:   Samuel Gulko
                                           Title:  Chief Financial Officer


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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
  10.1 Stock Purchase Agreement dated as of January 31, 2001, by and between Registrant and Amro International S.A.

  99.1     Press Release dated February 15, 2001.